                                                         EXHIBIT (10)(iii)(A)8


                            LUCENT TECHNOLOGIES INC.

                               OFFICERS LONG TERM

                     DISABILITY AND SURVIVOR PROTECTION PLAN





                          As effective October 1, 1996





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                                                    AND SURVIVOR PROTECTION PLAN
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                            LUCENT TECHNOLOGIES INC.
                               OFFICERS LONG TERM
                     DISABILITY AND SURVIVOR PROTECTION PLAN


                                TABLE OF CONTENTS


ARTICLE 1.   PURPOSE........................................................   4

ARTICLE 2.   DEFINITIONS....................................................   5

ARTICLE 3.   DISABILITY ALLOWANCE...........................................   8

ARTICLE 4.   MINIMUM RETIREMENT BENEFIT.....................................  12

ARTICLE 5.   SURVIVING SPOUSE BENEFIT.......................................  13

ARTICLE 6.   DEATH BENEFITS.................................................  14

ARTICLE 7.   SOURCE OF PAYMENT..............................................  15

7.01. SOURCE OF PAYMENTS....................................................  15
7.02. UNFUNDED STATUS.......................................................  15

ARTICLE 8.   ADMINISTRATION OF THE PLAN.....................................  17

8.01. ADMINISTRATION AND AUTHORITIES........................................  17
8.02. COMMITTEE.............................................................  17
8.03. INDEMNIFICATION.......................................................  17
8.04. BENEFIT CLAIMS AND APPEALS............................................  18

ARTICLE 9.   ADOPTION, AMENDMENT AND TERMINATION............................  19

9.01. ADOPTION OF PLAN......................................................  19
9.02. AMENDMENT AND TERMINATION.............................................  19
9.03. ACQUISITION OR DISPOSITION OF PARTICIPATING COMPANY...................  20

ARTICLE 10.  GENERAL PROVISIONS.............................................  21

10.01. EFFECTIVE DATE.......................................................  21
10.02. ASSIGNMENT OF BENEFITS...............................................  21
10.03. CLAIMS RELEASE.......................................................  21
10.04. DAMAGE CLAIMS OR SUITS...............................................  21
10.05. JUDGMENT OR SETTLEMENT...............................................  22
10.06. FORFEITURE OF BENEFITS...............................................  22
10.07. PAYMENT UNDER LAW....................................................  22
10.08. GOVERNING LAW........................................................  22
10.09. SEVERABILITY.........................................................  22


                                           LUCENT TECHNOLOGIES INC. OFFICERS LTD
                                                    AND SURVIVOR PROTECTION PLAN
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

10.10. FACILITY OF PAYMENT..................................................  23
10.11. HEADINGS.............................................................  23
10.12. TAX WITHHOLDING......................................................  23
10.13. FIDUCIARY RELATIONSHIP...............................................  23
10.14. NO GUARANTEE OF EMPLOYMENT...........................................  24
10.15. PLAN YEAR............................................................  24
10.16. ENTIRE PLAN..........................................................  24


                                           LUCENT TECHNOLOGIES INC. OFFICERS LTD
                                                    AND SURVIVOR PROTECTION PLAN
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                                   ARTICLE 1.
                                    PURPOSE


         The Plan is a successor to the AT&T Senior Management Long Term Disability and Survivor Protection Plan in effect as of September 30, 1996, with respect to Transferred Individuals (as defined in Article 2 of the Employee Benefits Agreement dated February 1, 1996, and is amended and restated effective March 29, 1996). The Plan assumes and is solely responsible for all liabilities as of September 30, 1996, relating to Transferred Individuals under the Plan. Accordingly, the Plan shall recognize such service and compensation as of September 30, 1996, with respect to Transferred Individuals as would be recognized by the AT&T Senior Management Long Term Disability and Survivor Protection Plan in effect as of September 30, 1996. To the extent that the Plan refers to dates, events, agreements, elections, or designations before October 1, 1996, relating to Transferred Individuals, such dates, events, agreements, elections and designations shall be recognized as if Lucent Technologies Inc. and the Plan were in existence at the applicable time. For Transferred Individuals who terminated employment before October 1, 1996, the provisions of the AT&T Senior Management Long Term Disability and Survivor Protection Plan in effect at termination of the Transferred Individual's employment shall be deemed to be incorporated in this Plan and shall govern.


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                                                    AND SURVIVOR PROTECTION PLAN
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                                   ARTICLE 2.
                                  DEFINITIONS


For the purpose of the Plan, the following terms shall have the meanings set forth in this ARTICLE 1.

2.01. "ADMINISTRATOR" shall mean the person identified as the Pension Plan Administrator under the Pension Plan or such other person or entity designated by the Company.

2.02. "AFFILIATED CORPORATION" shall mean any corporation or other entity of which 50 percent or more of the voting stock is owned directly or indirectly by The Company.

2.03. "AT&T" shall mean AT&T Corp. (formerly American Telephone and Telegraph Company), a New York Corporation, or its successors.

2.04. "ANNUAL BASIC PAY" shall mean the Participant's annual base salary rate on the last day the Participant was on the active payroll plus, with respect to a Participant whose last day on the active payroll occurred after October 1, 1996, an amount determined with reference to the Short Term Plan, but excluding all differentials regarded as temporary or extra payments and all awards and distributions made under the Long Term Plan. For purposes of determining the Disability Allowance under
         ARTICLE 3, the amount determined with reference to the Short Term Plan shall be the last Short Term Award granted to the Participant prior to the last day the Participant was on the active payroll. For purposes of determining the Minimum Retirement Benefit under ARTICLE 4 and the Surviving Spouse Benefit under ARTICLE 5, the amount determined with reference to the Short Term Plan shall be the greater of (1) the Short Term Award for the last full calendar year of service prior to the earlier of the Participant's retirement, termination or death, or (2) the Short Term Award granted with respect to any later partial calendar year of service.

2.05.    "BOARD" shall mean the Board of Directors of Lucent Technologies Inc.

2.06. "COMMITTEE" shall mean the Employee Benefits Committee appointed by the Company to administer the Pension Plan.

2.07.    "COMPANY" shall mean Lucent Technologies Inc. or its successors.

2.08. "DISABILITY BENEFIT PLAN" shall mean a Participating Company's Sickness and Accident Disability Benefit Plan.

2.09. "INSURED ANNUITANT'S PLAN" shall mean the Senior Management Post-Retirement Insured Annuitant's Benefit Plan established as part of the AT&T Corp. Senior Management Life Insurance Program.


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                                                    AND SURVIVOR PROTECTION PLAN

2.10. "LONG TERM PLAN" shall mean the Lucent Technologies Inc. Long Term Incentive Program or predecessor long term incentive plans.


2.11.    (a) "PARTICIPANT" for purposes of the Disability Allowance under
         ARTICLE 3, shall mean an employee holding a position evaluated or classified as above "Executive" or equivalent, except that no employee who has been notified in writing that the assignment to such position will be temporary shall be considered as a Participant for any purpose under this Plan.

         (b) "PARTICIPANT" for purposes of the Minimum Retirement Benefit under
         ARTICLE 4, shall mean an employee described in SECTION 2.11 (a) above, or a former employee of a Participating Company who was a Participant under SECTION 2.11 (A) on the last day of employment, if such former employee is retired on a service pension under the Pension Plan.

         (c) "PARTICIPANT" for purposes of the Surviving Spouse Benefit under
         ARTICLE 5, shall mean an employee described in SECTION 2.11 (a) above, or a former employee of a Participating Company who was a Participant under SECTION 2.11 (a) on the last day of employment, if such former employee (1) is eligible to receive a Disability Allowance under
         ARTICLE 3, or (2) is eligible to receive a Minimum Retirement Benefit under ARTICLE 4.

         (d) "PARTICIPANT" for purposes of the Death Benefit under ARTICLE 6, shall mean a former employee of a Participating Company who was a Participant under SECTION 2.11 (a) above on the last day of employment, if such former employee is eligible to receive a Disability Allowance under ARTICLE 3, or is eligible to receive a Minimum Retirement Benefit under ARTICLE 4.

         (e) For purposes of SECTIONS 2.11 (b), 2.11 (c), AND 2.11 (d) above, a former employee shall be considered to be eligible to receive a Disability Allowance under ARTICLE 3 or a Minimum Retirement Benefit under ARTICLE 4 if he has met the conditions specified in ARTICLE 3 or in ARTICLE 4, even though the receipt of other benefits by such former employee precludes his or her receipt of any benefits under ARTICLE 3 or under ARTICLE 4.

2.12. "PARTICIPATING COMPANY" shall mean the Company and any Affiliated Corporation that has elected, with the approval of the Committee as required by SECTION 9.01, to participate in the Plan.

2.13. "PENSION PLAN" shall mean the Lucent Technologies Inc. Management Pension Plan or predecessor pension plans.


                                           LUCENT TECHNOLOGIES INC. OFFICERS LTD
                                                    AND SURVIVOR PROTECTION PLAN
                                                                          PAGE 6

2.14. "PLAN" shall mean this Lucent Technologies Inc. Officers Long Term Disability and Survivor Protection Plan.

2.15. "PREDECESSOR PLAN SPONSOR" means AT&T and any other corporation or entity that enters into an agreement or agreements providing for the assumption of liabilities by this Plan comparable to the Management Interchange Agreement dated as of April 8, 1996, and the Employee Benefits Agreement dated as of March 29, 1996, between AT&T and the Company.

2.16. "SHORT TERM AWARD" means the actual amount awarded (including any amounts deferred pursuant to the Lucent Tecnologies Inc. Senior Management Incentive Award Deferral Plan) annually to a Participant pursuant to the Lucent Technologies Inc. Short Term Incentive Plan or predecessor short term incentive plans. Short Term Awards shall, for purposes of this Plan, be considered to be awarded on the last day of the performance period with respect to which they are earned.

2.17. "SHORT TERM PLAN" shall mean the Lucent Technologies Inc. Short Term Incentive Plan or predecessor short term incentive plans.

2.18. "SUCCESSOR PLAN SPONSOR" shall mean Lucent Technologies Inc. and any other corporation or entity that enters into an agreement or agreements providing for the assumption of liabilities arising under this Plan comparable to the Management Interchange Agreement dated as of April 8, 1996, and the Employee Benefits Agreement dated as of March 29, 1996, between AT&T and Lucent Technologies Inc.

2.19. "TERM OF EMPLOYMENT" shall have the same meaning as the meaning assigned to such expression in the Pension Plan.

2.20. "TRANSITION PARTICIPANT" shall mean a Participant or a person eligible to receive a Surviving Spouse Benefit or a Death Benefit as to whom the responsibility and liability for the payment of benefits accrued or payable under a Plan or Plans of a Predecessor Plan Sponsor has been assumed by the Company and are payable under this Plan.


                                           LUCENT TECHNOLOGIES INC. OFFICERS LTD
                                                    AND SURVIVOR PROTECTION PLAN
                                                                          PAGE 7

                                   ARTICLE 3.
                              DISABILITY ALLOWANCE

3.01. (a) A Participant shall be considered to be "disabled" at any time during the first fifty-two week period following the onset of a physical or mental impairment, if such impairment prevents the Participant from meeting the performance requirements of the position held immediately preceding the onset of the physical or mental impairment.

                  (b) A Participant shall be considered to be "disabled" after the first fifty-two week period following the onset of a physical or mental impairment if such impairment prevents the Participant from meeting the performance requirements of (1) the position held immediately preceding the onset of the physical or mental impairment,
         (2) a similar position, or (3) any appropriate position with the Company or any other Participating Company which the Participant would otherwise be capable of performing by reason of the Participant's background and experience.

                  (c) The Administrator shall make the determination of whether a Participant is disabled within the meaning of paragraph (a) above; the Committee shall make such determination with respect to paragraph
         (b) above.

3.02. A Participant who is disabled during a period described in SECTION 3.01(a) shall be eligible to receive a monthly disability allowance equal to 100 percent of the Participant's monthly base salary rate on the last day the Participant was on the active payroll, reduced by any amounts described in SECTION 3.05(a) which are attributable to the period for which benefits are provided under this SECTION 3.02.

3.03. A Participant who is disabled during a period described in SECTION 3.01(b) shall, prior to his or her sixty-fifth birthday, be eligible to receive a monthly disability allowance equal to sixty percent of the Participant's monthly base salary rate on the last day the Participant was on the active payroll, reduced by any amounts described in SECTION 3.05(b) which are attributable to the period for which benefits are provided under this SECTION 3.03.

3.04. A Participant who is disabled during a period described in SECTION 3.01(b) shall, commencing with his or her sixty-fifth birthday or the start of the period described in SECTION 3.01 (b), if later, be eligible to receive a monthly disability allowance equal to the greater of:

                  (i) one and one-quarter percent of the Participant's annual basic pay, as defined in SECTION 2.04, on the last day the Participant was on the active payroll, or

                                           LUCENT TECHNOLOGIES INC. OFFICERS LTD
                                                    AND SURVIVOR PROTECTION PLAN
                                                                          PAGE 8

                  (ii) if the Participant's Term of Employment has been five years or more, ninety percent of the sum of (a) the monthly pension the Participant would have been entitled to receive commencing at age sixty-five under the Pension Plan (as in effect on the last day the Participant was on the active payroll, but ignoring any minimum service requirements for eligibility to a pension), if the period after the last day the Participant was on the active payroll and prior to the Participant's sixty-fifth birthday had been included in the Participant's term of employment as of the end of the applicable averaging period under the Pension Plan, plus (b) the monthly pension the Participant would have been entitled to receive commencing at age 65 under the Lucent Technologies Inc. Non-Qualified Pension Plan (as in effect on the last day the Participant was on the active payroll, but ignoring any minimum service requirements for eligibility to a pension), if the period after the last day the Participant was on the active payroll and prior to the Participant's sixty-fifth birthday had been included in the Participant's Term of Employment as of the end of the applicable averaging period under the Lucent Non-Qualified Pension Plan, reduced by any amounts described in SECTION 3.05(C) that are attributable to the period for which benefits are provided under this paragraph.

3.05.             (a)      The Disability Allowance determined for any period
         under Section 3.02 shall be reduced by the sum of the following benefits received by the Participant which are attributable to the period for which such disability allowance is provided: a service pension, deferred vested pension, or disability pension under the Pension Plan, a pension under the Lucent Technologies Inc. Excess Benefit and Compensation Plan, a pension under the Lucent Technologies Inc. Non-Qualified Pension Plan, a pension under the Lucent Technologies Inc. Mid-Career Pension Plan, an accident disability benefit or sickness disability benefit under the Disability Benefit Plan, any Workers' Compensation Benefit, plus any comparable benefits provided under the plans or programs of any Successor Plan Sponsor and any other benefit payments required by law on account of the Participant's disability. However, no reduction shall be made on account of any pension under the Pension Plan at a rate greater than the rate of such pension on the date the Participant first received such pension after his or her disability and no reduction shall be made on account of any pension under the Lucent Technologies Inc. Non-Qualified Pension Plan, the Lucent Technologies Inc. Excess Benefit and Compensation Plan, or the Lucent Technologies Inc. Mid-Career Pension Plan at a rate greater than the rate of such pension, including adjustments if any to reflect post-retirement incentive awards to the Participant under the Short Term Plan, as of the first date the Participant was entitled to receive such pension after his or her disability.

                  (b) The Disability Allowance determined for any period under SECTION 3.03 shall be reduced by the sum of the following benefits received by the Participant which are attributable to the period for which such disability allowance is provided: a service pension, deferred vested pension or disability pension under the Pension Plan, a pension


                                           LUCENT TECHNOLOGIES INC. OFFICERS LTD
                                                    AND SURVIVOR PROTECTION PLAN
         under the Lucent Technologies Inc. Excess Benefit and Compensation Plan, a pension under the Lucent Technologies Inc. Non-Qualified Pension Plan, a pension under the Lucent Technologies Inc. Mid-Career Pension Plan, an accident disability benefit under the Disability Benefit Plan, any other retirement income payments from the Participant's Participating Company or any predecessor in interest to the Company, any Workers' Compensation Benefit, plus any Social Security Insurance Benefit. However, no reduction shall be made on account of any pension under the Pension Plan at a rate greater than the rate of such pension on the date the Participant first received such pension after his or her disability, and no reduction shall be made on account of any pension under the Lucent Technologies Inc. Non-Qualified Pension Plan, the Lucent Technologies Inc. Excess Benefit and Compensation Plan, or under the Lucent Technologies Inc. Mid-Career Pension Plan at a rate greater than the rate of such pension, including adjustments if any to reflect post-retirement incentive awards to the Participant under the Short Term Plan, as of first date the Participant was entitled to receive such pension after his or her disability, and no reduction shall be made on account of any Social Security Benefit at a rate greater than the rate which the Participant would have first been eligible to receive after his or her disability and as if no other members of his or her family were eligible for any Social Security Benefit.

                      Furthermore, the Board of Directors of the Company, in its discretion, may reduce the disability allowance by the amount of outside compensation or earnings of the Participant for work performed by the Participant during the period for which such disability allowance is provided.

                  (c) The disability allowance determined for any period under
         SECTION 3.04 shall be reduced by the sum of the following benefits received by the Participant which are attributable to the period for which such disability allowance is provided: a service pension, deferred vested pension or disability pension under the Pension Plan, a pension under the Lucent Technologies Inc. Excess Benefit and Compensation Plan, a pension under the Lucent Technologies Inc. Non-Qualified Pension Plan, a pension under the Lucent Technologies Inc. Mid-Career Pension Plan, an accident disability benefit under the Disability Benefit Plan, any other retirement income payments from the Participant's Participating Company or any Successor Plan Sponsor, plus any Workers' Compensation Benefit. However, no reduction shall be made on account of any pension under the Pension Plan at a rate greater than the rate of such pension on the date the Participant first received such pension after his or her disability, and no reduction shall be made on account of any pension under the Lucent Technologies Inc. Non-Qualified Pension Plan, the Lucent Technologies Inc. Excess Benefit and Compensation Plan, or under the Lucent Technologies Inc. Mid-Career Pension Plan at a rate greater than the rate of such pension, including adjustments if any to reflect post-retirement incentive awards to the Participant under the Short Term Plan, as of the first date the Participant was entitled to receive such pension after his or her disability.

                                           LUCENT TECHNOLOGIES INC. OFFICERS LTD
                                                    AND SURVIVOR PROTECTION PLAN
                                                                         PAGE 10

3.06. For purposes of Sections 3.01(a) and 3.01(b), the measurement of time following the onset of a physical or mental impairment shall coincide with the measurement of time used to calculate periods of Sickness and Accident Disability Benefits under Sections 4 and 5 of the Disability Benefit Plan. Successive periods of physical or mental impairment shall be counted together in computing the periods during which the Participant shall be entitled to the benefits provided under Sections
         3.02 and 3.03, except that any disability absence after the Participant has been continuously engaged in the performance of duty for thirteen weeks shall be considered to commence a new period of physical or mental impairment under Section 3.01 (a), so that such Participant shall be entitled during such new period to the benefits provided under
         Section 3.02.

3.07. With respect to a Participant not subject to mandatory retirement at age 65 under the Age Discrimination in Employment Act (29 U.S. C.631), the period of eligibility for the disability allowance provided in
         SECTION 3.03 and the period of eligibility for the disability allowance provided in SECTION 3.04, shall be the period described in SECTION 3.03, and the period described in SECTION 3.04, respectively, or such other period as is required under the Age Discrimination in Employment Act or under any applicable governing regulations or interpretations thereunder.


                                           LUCENT TECHNOLOGIES INC. OFFICERS LTD
                                                    AND SURVIVOR PROTECTION PLAN
                                                                         PAGE 11

                                   ARTICLE 4.
                           MINIMUM RETIREMENT BENEFIT

4.01. A Participant described in SECTION 2.10(a) whose term of employment has been five years or more and is not disabled, who terminates employment on or after his or her sixty-second birthday, or a Participant described in SECTION 2.10(b) who is retired on a service pension under the Pension Plan, shall be eligible to receive a monthly minimum retirement benefit equal to one and one-quarter percent of Participant's annual basic pay, as defined in SECTION 2.04, on the last day the Participant was on the active payroll reduced by the sum of the following benefits received by the Participant which are attributable to the period for which benefits are provided under this ARTICLE 4: a service pension or deferred vested pension under the Pension Plan, a pension under the Lucent Excess Benefit and Compensation Plan, a pension under the Lucent Technologies Inc. Non-Qualified Pension Plan, a pension under the Lucent Technologies Inc. Mid-Career Pension Plan, and by any other retirement income payments received by the Participant from his or her Participating Company or from a Successor or Predecessor Plan Sponsor. However, no reduction shall be made on account of any pension under the Pension Plan at a rate greater than the rate of such pension on the date the Participant first received such pension after his or her retirement or other termination of employment, and no reduction shall be made on account of any pension under the Lucent Technologies Inc. Non-Qualified Pension Plan, the Lucent Technologies Inc. Excess Benefit and Compensation Plan, or under the Lucent Technologies Inc. Mid-Career Pension Plan at a rate greater than the rate of such pension, including adjustments if any to reflect post-retirement incentive awards to the Participant under the Short Term Plan, as of first date the Participant was entitled to receive such pension after his or her retirement or other termination of employment.

4.02. If an amendment to the Pension Plan effective on or after October 1, 1996, provides for an increase in the service pensions of previously retired employees, then a Participant's minimum retirement benefit shall be increased pursuant to the same terms and conditions as are set forth in such Pension Plan amendment.


                                           LUCENT TECHNOLOGIES INC. OFFICERS LTD
                                                    AND SURVIVOR PROTECTION PLAN
                                                                         PAGE 12

                                   ARTICLE 5.
                            SURVIVING SPOUSE BENEFIT

5.01. In the event of the death of a Participant, who is described in SECTION 2.10(c), the surviving lawful spouse of such Participant shall be eligible to receive a monthly benefit equal to one and one-quarter percent of the Participant's annual basic pay, as defined in SECTION 2.04, on the last day the Participant was on the active payroll prior to his or her death reduced by the sum of the following benefits received by the Participant's surviving lawful spouse on account of the death of the Participant and which are attributable to the period for which benefits are provided under this ARTICLE 5: an annuitant's pension under the Pension Plan, an annuity under the Insured Annuitant's Plan, an annuitant's pension under the Lucent Technologies Inc. Excess Benefit and Compensation Plan, an annuitant's pension under the Lucent Technologies Inc. Non-Qualified Pension Plan and any other lifetime payments to such surviving lawful spouse from the Participant's Participating Company or from any Successor Plan Sponsor. However, no reduction shall be made on account of an annuitant's pension under the Pension Plan, or on account of an annuitant's pension under the Lucent Technologies Inc. Non-Qualified Pension Plan or on account of an annuitant's pension under the Lucent Technologies Inc. Excess Benefit and Compensation Plan, or an account of any annuity under the Insured Annuitant's Plan at a rate greater than (1) the rate of such pension or annuity on the date such pension or annuity was first payable in the case of the death of a Participant who is on the active payroll or (2) the rate of such pension or annuity on the date such pension or annuity first would have been payable had the Participant died on the day after the last day the Participant was on the active payroll in the case of the death of a Participant who is not on the active payroll.

5.02. Notwithstanding any provision of SECTION 5.01 to the contrary, the surviving lawful spouse of a Participant shall not be eligible to receive benefits under this ARTICLE 5 if, prior to the Participant's death, the Participantcould have elected under the Pension Plan or under any predecessor pension plan maintained by a Participating Company to receive a reduced pension for his or her life in order to provide thereafter an annuity for the life of his or her spouse, but the Participant declined to make such an election.

5.03. If an amendment to the Pension Plan effective on or after October 1, 1996, provides for an increase in the survivor annuities payable under said Plan, then the Surviving Spouse Benefit payable under SECTION 5.01 above shall be increased pursuant to the same terms and conditions as are set forth in such Pension Plan amendment, except that no such increase shall apply to the Surviving Spouse Benefit related to a deceased Participant who had not terminated employment or died prior to the effective date of such amendment.


                                           LUCENT TECHNOLOGIES INC. OFFICERS LTD
                                                    AND SURVIVOR PROTECTION PLAN
                                                                         PAGE 13

                                   ARTICLE 6.
                                 DEATH BENEFITS

6.01. Upon the death of a Participant described in SECTION 2.10(d) whose last day on the active payroll occurred on or after January 1, 1987, and who has not retired on a service pension or a disability pension under the Pension Plan, a death benefit in the amount of the Participant's annual base salary rate in effect on the last day said Participant was on the active payroll shall be paid to one or more of the beneficiaries listed in SECTION 6.02 below as determined by the Committee, provided, however, that such death benefit shall be reduced by the sum of any death benefit paid under Section 5 of the Pension Plan on account of the Participant's death.

6.02. The persons who may be the beneficiaries of the death benefit described in SECTION 6.01 are the Participant's legal spouse if living with him at the time of the Participant's death, his or her unmarried child or children under age 23 (or over that age if physically or mentally incapable of self-support) who were being supported in whole or in part by the deceased at his or her death, or a dependent parent or parents living with the deceased at the time of his or her death or in a separate household in the vicinity of the deceased and provided by the Participant.

6.03. If the Participant is not survived by any person listed in SECTION 6.02, a death benefit up to the maximum amount shown in SECTION 6.01 above may be payable, at the discretion of the Committee, to any other dependent relative receiving or entitled to receive support from the deceased; if no such dependent relative survives the deceased, no death benefit will be payable under this Plan.


                                           LUCENT TECHNOLOGIES INC. OFFICERS LTD
                                                    AND SURVIVOR PROTECTION PLAN
                                                                         PAGE 14

                                   ARTICLE 7.
                                SOURCE OF PAYMENT


7.01.    SOURCE OF PAYMENTS.

         The Company may establish a trust to hold assets to be used to make benefit payments under the terms of this Plan, provided such trust does not cause the Plan to be "funded" within the meaning of ERISA. Funds invested hereunder shall, for purposes of this Plan, be considered to be part of the general assets of the Participating Company which invested the funds, and no Participant, beneficiary or lawful spouse shall have any interest or right in such funds. To the extent trust assets are available, they may be used to pay benefits arising under this Plan and all costs, charges and expenses relating thereto. To the extent that the funds held in the trust are insufficient to pay such benefits, costs, charges and expenses, the Company or the responsible Participating Company shall pay such benefits, costs, charges and expenses from its general assets. In addition, the Company may, in its sole discretion, direct that payments required under this Plan to any Participant or surviving lawful spouse be made through the purchase and distribution of one or more nontransferable annuity contracts or cause the trustee of the trust to purchase and distribute such annuity contracts. Any such purchase and distribution of an annuity contract shall be a full and complete discharge of the Plan's, the Company's and the Participating Companies' liability for payments assumed by the issuer of the annuity contract. Further, the Senior Vice President, Human Resources, may determine, in his sole discretion, to pay additional sums to any Senior Manager, from the Company's general assets or from the trust, if any, to reimburse the Senior Manager for additional federal and state income taxes estimated to be incurred by reason of the distribution of any such annuity contracts. The Senior Vice President, Human Resources shall establish a methodology or methodologies for determining the amount of such additional sums. The methodology or methodologies selected shall be those that the Senior Vice President, Human Resources determines, in his sole discretion, to be the most effective and administratively feasible for the purpose of producing after tax periodic benefit payments that approximate the after tax periodic benefit payments that would have been received by [Participants] in the absence of the distribution of the annuity contract.

7.02.    UNFUNDED STATUS.

         The Plan at all times shall be entirely unfunded for purposes of the Internal Revenue Code of 1986 and ERISA, and, except as provided in
         SECTION 7.01, no provision shall at any time be made with respect to segregating any assets of a Participating Company for payment of any benefits hereunder. Funds invested hereunder shall continue for all purposes to be part of the general assets of the Participating Company which invested the funds. The Plan constitutes a mere promise by the Participating Company to make payments, if any, in the future. No Participant, spouse, beneficiary or any other person shall have any interest in any particular assets of a Participating Company by reason of


                                           LUCENT TECHNOLOGIES INC. OFFICERS LTD
                                                    AND SURVIVOR PROTECTION PLAN
                                                                         PAGE 15
         the right to receive a benefit under the Plan and to the extent the Participant, surviving lawful spouse, beneficiary or any other person acquires a right to receive benefits under this Plan, such right shall be no greater than the right of any unsecured general creditor of a Participating Company.


                                           LUCENT TECHNOLOGIES INC. OFFICERS LTD
                                                    AND SURVIVOR PROTECTION PLAN
                                                                         PAGE 16

                                   ARTICLE 8.
                           ADMINISTRATION OF THE PLAN

8.01.    ADMINISTRATION AND AUTHORITIES.

         The Plan shall be administered by the Company and it shall have full discretionary authority to manage and control the operation and administration of the Plan, including the power to interpret provisions of the Plan, make determinations of fact, promulgate rules and regulations, determine benefit eligibility of individual and classes of Participants, delegate its powers and duties hereunder to the Committee, the Administrator or others and take such other action as it shall find necessary and appropriate to implement the provisions of the Plan. The Committee and the Administrator may retain attorneys, consultants, accountants or other persons (who may be employees of the Company or an Affiliated Corporation) to render advice and assistance and may delegate any of the authorities conferred on it to such persons as it shall determine to be appropriate to effect the discharge of its duties hereunder. The Company, the Predecessor Plan Sponsor, the Affiliated Corporations and any of their officers and employees shall be entitled to rely upon the advice, opinions, and determinations of any such persons. Any exercise of the authorities set forth in this Section, whether by the Company, the Committee,the Administrator, or their Delegate shall be final and binding upon the Company, its Affiliated Corporations, their officers, directors and affected Participants and beneficiaries.

8.02.    COMMITTEE.

         The Company has delegated to the Committee authority to make the final determination to grant or deny claims for benefits under the Plan with respect to Participants and to authorize disbursements according to the terms of the Plan.

8.03.    INDEMNIFICATION.

         No member of the Board or the Committee or the Administrator shall be personally liable by reason of any contract or other instrument executed by such individual on his or her behalf or in his or her capacity as a member of the Board, Committee or the Administrator nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Board, each member of the Committee, the Administrator and each other employee, officer, or director of the Company or any Participating Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including attorneys' fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such person's own fraud or bad faith.


                                           LUCENT TECHNOLOGIES INC. OFFICERS LTD
                                                    AND SURVIVOR PROTECTION PLAN
                                                                         PAGE 17

8.04.    BENEFIT CLAIMS AND APPEALS.

                  (a) Benefit Claims. All claims for benefit payments under the Plan shall be submitted in writing by Participants to the person designated by the Company to make determinations as to eligibility for benefits under the Plan and such person shall notify the Participant in writing within 90 days after receipt as to whether the claim has been granted or denied. This period may be extended for up to an additional 90 days in unusual cases provided that written notice of the extension is furnished to the claimant prior to the commencement of the extension. In the event the claim is denied, such notice shall (i) set forth the specific reason or reasons for denial, (ii) make reference to the pertinent Plan provisions on which the denial is based, (iii) describe any additional material or information necessary before the Participant's request may be acted upon favorably, and (iv) explain the procedure for appealing the adverse determination.

                  (b) Benefit Appeals. A Participant whose claim for benefits has been denied may, within 60 days of receipt of any adverse benefit determination, appeal such denial to the Committee. All appeals shall be in the form of a written statement and shall (i) set forth all of the reasons in support of favorable action on the appeal, (ii) identify those provisions of the Plan upon which the claimant is relying, and
         (iii) include copies of any other documents or materials which may support favorable consideration of the claim. The Committee shall decide the issues presented within 60 days after receipt of such request, but this period may be extended for up to an additional 60 days in unusual cases provided that written notice of the extension is furnished to the claimant prior to the commencement of the extension. The decision of the Committee shall be set forth in writing, include specific reasons for the decision, refer to pertinent Plan provisions on which the decision is based, and shall be final and binding on all persons affected thereby.


                                           LUCENT TECHNOLOGIES INC. OFFICERS LTD
                                                    AND SURVIVOR PROTECTION PLAN
                                                                         PAGE 18

                                   ARTICLE 9.
                       ADOPTION, AMENDMENT AND TERMINATION


9.01.    ADOPTION OF PLAN.

         Any Affiliated Corporation that participates in the Pension Plan may, with the consent of the Committee, elect to participate in the Plan. Such Affiliated Corporation shall become a Participating Company as of the date specified by the Committee in its resolution approving the participation of the Affiliated Corporation in the Plan.

9.02.    AMENDMENT AND TERMINATION.

         The Company is the Sponsor of the Plan and the Board or its delegate, may from time to time amend, modify or change the Plan as set forth in this document, and the Board or its delegate (acting pursuant to the Board's delegations of authority then in effect) may terminate the Plan at any time. Plan amendments may include, but are not limited to, elimination or reduction in the level or type of benefits provided to any class or classes or Participants, surviving lawful spouses and beneficiaries). Any and all Plan amendments may be made without the consent of any employee, Participant, spouse or beneficiary. Notwithstanding the foregoing, the exercise of the power to amend, modify or terminate the Plan shall be subject to the limitations described in paragraphs (a) and (b) below.

                  (a) Such amendment, modification or termination shall not affect the rights of any Participant or surviving lawful spouse, without his or her consent, to any benefit under the Plan to which such Participant or surviving lawful spouse may have previously become entitled as a result of disability, death or termination of employment which occurred prior to the later of the adoption date or the effective date of such amendment or termination.

                      Such amendment, modification or termination shall not affect the rights of any Participant or his or her surviving lawful spouse, without his or her consent, to any future benefits payable under ARTICLE 4 or ARTICLE 5, provided that, prior to the later of the adoption date or the effective date of such amendments or termination, such Participant either (i) had satisfied the requirements for eligibility for the benefits described in ARTICLE 4, other than the termination of employment requirement, or (ii) had begun to receive a disability allowance under ARTICLE 3. For purpose of determining a spouse's benefit, it shall be assumed that a Participant who is receiving a disability allowance as of the later of the adoption date or effective date of such amendment will continue to receive said allowance until his or her death. The annual basic pay used to compute such future benefits under ARTICLE 4 or ARTICLE 5 shall be the Participant's highest annual basic pay as described in SECTION 2.04 on any day during the term of his or her employment completed prior to the later of the adoption date or the effective date of such amendments or termination as if the Participant had terminated employment on that day.


                                           LUCENT TECHNOLOGIES INC. OFFICERS LTD
                                                    AND SURVIVOR PROTECTION PLAN
                                                                         PAGE 19

9.03.    ACQUISITION OR DISPOSITION OF PARTICIPATING COMPANY.

                  (a) Subject to SECTION 9.02 of this Plan, in the event the Company sells, spins off, or otherwise disposes of an Affiliated Corporation, or disposes of all or substantially all of the assets of an Affiliated Corporation such that one or more Participants terminate employment for the purposes of accepting employment with the purchaser of such stock or assets, any person employed by such Affiliated Corporation who ceases to be an employee of the Company or an Affiliated Corporation as a result of the sale, spin-off, or disposition shall be deemed to have terminated his or her employment with a Participating Company for all relevant purposes under this Plan.

                  (b) Notwithstanding the foregoing provisions of this SECTION 9.03, and subject to SECTION 9.02 of this Plan, if the sale, spin-off, or other disposition of the stock or assets of an Affiliated Corporation is to a Successor Plan Sponsor with the effect that the responsibility for the payment of benefits under this Plan is assumed by the Successor Plan Sponsor, the Successor Plan Sponsor shall be solely liable for the payment of the pension and death benefits described in this Plan, and the entitlement of any affected Participant or his or her surviving lawful spouse or beneficiary to benefits under this Plan shall terminate. Any Participant affected by this SECTION 9.03(b) shall not be considered to have terminated his or her employment with the Company or a Participating Company for any purpose under this Plan.

                  (c) In the event that the Company acquires through spin-off, purchase, merger or otherwise, the stock or assets of a corporation or business unit that becomes a Participating Company with the result that certain of the acquired entity employees become Transition Participants, this Plan shall become solely responsible for the benefits payable to the Transition Participants pursuant to the terms of the agreement or agreements referred to in SECTION 2.14.


                                           LUCENT TECHNOLOGIES INC. OFFICERS LTD
                                                    AND SURVIVOR PROTECTION PLAN

                                   ARTICLE 10.
                               GENERAL PROVISIONS

10.01.   EFFECTIVE DATE.

         This Plan shall be effective for Participants actively employed on or after October 1, 1996.

10.02.   ASSIGNMENT OF BENEFITS.

         The benefits payable hereunder or the right to receive future benefits under the Plan may not be anticipated, alienated, sold, transferred, assigned, pledged, executed upon, encumbered, or subjected to any charge or legal process; no interest or right to receive a benefit may be taken, either voluntarily or involuntarily, for the satisfaction of the debts of, or other obligations or claims against, such person or entity, including without limitation, any judgment or claim for alimony, support or separate maintenance pursuant to a domestic relations order within the meaning of Section 206(d)(3) of ERISA and claims in bankruptcy proceedings. Any such attempted disposition shall be null and void.

10.03.   CLAIMS RELEASE.

         In case of accident resulting in injury to or death of a Participant which entitles the Participant or his or her surviving lawful spouse to benefits under the Plan, the Participant or his or her surviving lawful spouse may elect to accept such benefits or to prosecute such claims at law as the Participant or the surviving lawful spouse may have against one or more Participating Companies. If an election is made to accept the benefits under the Plan, such election shall be in writing and shall release such Participating Company or such Participating Companies from all claims and demands that the Participant or his or her surviving lawful spouse may have against it, or against them, otherwise than under this Plan or under any other plan maintained by a Participating Company, on account of such accident. The right of the Participant to a disability allowance under ARTICLE 3 of the Plan shall lapse if election to accept such benefits, as above provided, is not made within sixty days after injury, or within such greater time as the Company shall fix for the making of such election.

10.04.   DAMAGE CLAIMS OR SUITS.

         Should a claim other than under this Plan or under any other plan maintained by a Participating Company be presented or suit brought against a Participating Company, for damages on account of injury or death of a Participant, nothing shall be payable under this Plan on account of such injury or death except as provided in SECTION 10.05, provided, however, that the Company may, in its discretion and upon such terms as it may prescribe waive this provision if such claims be withdrawn or if such suit be discontinued.

10.05.   JUDGMENT OR SETTLEMENT.


                                           LUCENT TECHNOLOGIES INC. OFFICERS LTD
                                                    AND SURVIVOR PROTECTION PLAN
                                                                         PAGE 21

         In case any judgment is recovered against a Participating Company or any settlement is made of any claim or suit on account of the injury or death of a Participant, and the total amount which would otherwise have been payable under the Plan and under any other plan maintained by the Participating Company is greater than the amount paid on account of such judgment or settlement, the lesser of (a) the difference between such two amounts or (b) the amount which would otherwise have been payable under this Plan, may in the discretion of the Company, be distributed to the beneficiaries who would have received benefits under this Plan.

10.06.   FORFEITURE OF BENEFITS.

         All Benefits to which a Participant and his or her spouse would be otherwise eligible hereunder may be forfeited, at the discretion of the Board or of the Committee, if an individual without the Company's consent establishes a relationship with a competitor of the Company or engages in any activity in conflict with or adverse to the interests of the Company under the standards of the the Company's Non-Competition Guideline and as determined by the Board or the Committee in its sole discretion.

10.07.   PAYMENT UNDER LAW.

         In the case of any benefit, which the Committee shall determine to be of the same general character as a payment provided by the Plan, that is payable to any participant, to his or her beneficiaries, his or her estate or his or her annuitant under any law now in force or hereafter enacted, only the excess, if any, of the amount prescribed in the Plan above the amount of such payment prescribed by law shall be payable under the Plan; provided, however, that no benefit payable under the Plan shall be reduced by reason of any governmental benefit or pension payable on account of military service or by reason of any benefit which the recipient would be entitled to receive under the Social Security Act or Railroad Retirement Act. In those cases where, because of differences in the beneficiaries or in the time or methods of payment or otherwise, the determination of any such excess is not ascertainable by mere comparison but adjustments are necessary, the Committee or the Administrator, as applicable, shall, in its discretion, determine whether or not in fact any such excess exists and make the adjustments necessary to carry out in a fair and equitable manner the spirit of the provision for the payment of any such excess.

10.08.   GOVERNING LAW.

         To the extent such laws are not preempted by the laws of the United States of America, the Plan shall be governed by the laws of the State of New Jersey, except as to its principles of conflict of laws.

10.09.   SEVERABILITY.

         If any section, clause, phrase, provision or portion of this Plan or the application thereof to any person or circumstance shall be invalid or unenforceable under any applicable law, such event shall not affect or render invalid or unenforceable the remainder of this Plan and shall not affect the application of any section, clause, provision, or portion hereof to


                                           LUCENT TECHNOLOGIES INC. OFFICERS LTD
                                                    AND SURVIVOR PROTECTION PLAN
         other persons or circumstances.

10.10.   FACILITY OF PAYMENT.

         If the Administrator shall find that any person to whom any amount is or was payable under the Plan is unable to care for his or her affairs because of illness or accident, then any payment, or any part thereof, due to such person (unless a prior claim therefor has been made by a duly appointed legal representative), may, if the Administrator so directs the Company, be paid to the same person or institution that benefit with respect to such person is paid or to be paid under the Pension Plan if applicable, or the Participant's lawful spouse, a child, a relative, an institution maintaining or having custody of such person, or any other person deemed by the Administrator to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be in complete discharge of the liability of the Company, the Board, the Committee, the Administrator, and the Participating Company therefor. If any payment to which a Participant or beneficiary is entitled under this Plan is unclaimed or otherwise not subject to payment to the person or persons so entitled, such amounts representing such payment or payments shall be forfeited after a period of two years from the date the first such payment was payable and shall not escheat to any state or revert to any party; provided, however, that any such payment or payments shall be restored if any person otherwise entitled to such payment or payments makes a valid claim.

10.11.   HEADINGS.

         The captions of the preceding the sections and articles hereof have been inserted solely as a matter of convenience and shall not in any manner define or limit the scope or intent of any provision of the Plan.

10.12.   TAX WITHHOLDING.

         The Company shall withhold all federal, state, local or other taxes required by law to be withheld from payments or accruals under the Plan.

10.13.   FIDUCIARY RELATIONSHIP.

         Nothing contained in the Plan, and no action taken pursuant to the provisions of the Plan, shall create or be construed to create a trust or contract of any kind, or a fiduciary relationship between or among The Company, any other Participating Company, any Affiliated Corporation, the Board, the Administrator, the Committee, any Participant, employee, any surviving lawful spouse or any other person.


                                           LUCENT TECHNOLOGIES INC. OFFICERS LTD
                                                    AND SURVIVOR PROTECTION PLAN
                                                                         PAGE 23

10.14.   NO GUARANTEE OF EMPLOYMENT.

         Neither the Plan nor any action taken hereunder shall be construed as
         (i) a contract of employment or deemed to give any employee the right to be retained in the employment of a Participating Company, the right to any level of compensation, or the right to future participation in the Plan; or (ii) affecting the right of the Participating Company to discharge or dismiss any employee at any time.

10.15.   PLAN YEAR.

         For purposes of administering the Plan, the plan year shall begin on January 1 and end on December 31.

10.16.   ENTIRE PLAN.

         This written Plan document is the final and exclusive statement of the terms of this Plan, and any claim of right or entitlement under the Plan shall be determined in accordance with its provisions pursuant to the procedures described in ARTICLE 7. Unless otherwise authorized by the Board or its delegate, no amendment or modification to this Plan shall be effective until reduced to writing and adopted pursuant to
         SECTION 9.02.


IN WITNESS WHEREOF, the Company has caused this Plan to be effective on October 1, 1996, and to be executed on this ____ day of _________, 1996.

For Lucent Technologies Inc.


By:______________________________________
   Curtis R. Artis
   Senior Vice President, Human Resources

Attest: _________________________________
        Pamela F. Craven
        Vice President - Law
        Assistant Secretary


                                           LUCENT TECHNOLOGIES INC. OFFICERS LTD
                                                    AND SURVIVOR PROTECTION PLAN
                                                                         PAGE 24